UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2007 (August 24, 2007)
Date of Report (Date of earliest event reported)

DELCATH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Fifth Avenue
23rd floor
New York, NY 10020

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 489-2100

1100 Summer Street
Stamford, CT 06905

Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 9, 2007, Delcath Systems, Inc. (the “Company”) entered into a Sublease (the “Sublease”) with Rockbay Capital Management, L.P. (the “Sublandlord”), pursuant to which the Company agreed to sublease three thousand four hundred square feet located on the 23rd floor of 600 Fifth Avenue, New York, New York (the “Premises”) for use as its office space. The term of the Sublease shall commence on the date that the Sublandlord delivers to the Company a copy of the consent (the “Consent”) of RCPI Landmark Properties, L.L.C. (the “Master Landlord”) to the Sublease (which Consent was dated August 21, 2007) together with possession of the Premises (which possession was delivered on August 24, 2007). The Sublease shall expire on July 30, 2010, unless sooner terminated pursuant to the terms of the Sublease. The annual rent for the Premises shall be: (i) fixed rent of Two Hundred Twenty-one Thousand dollars ($221,000.00) (consisting of $10,200 of charges for electrical inclusion and $210,800 as base rent) and (ii) additional rent in an amount equal to Subtenant’s proportionate share of all amounts, other than the Master Landlord’s fixed rent, and with certain other exceptions, paid by Sublandlord pursuant to the master lease that relates to the Premises.

As security for the Company’s performance under the Sublease, the Company is required to give the Sublandlord a letter of credit in the amount of One Hundred Sixty-five Thousand, Seven Hundred and Fifty and 03/100 Dollars ($165,700.03) for a one-year term, automatically renewable for successive one-year terms.

A copy of the Sublease is attached hereto as Exhibit 10.1. A copy of the Consent is attached hereto as Exhibit 10.2.

Item 8.01. Other Events.

On August 30, 2007, the Company announced that it has moved its headquarters from Stamford, Connecticut to New York, New York.

The Company’s new contact information is: Rockefeller Center, 600 Fifth Avenue, 23rd Floor, New York, NY 10020. Its telephone number is 212-489-2100 and its facsimile is 212-489-2102. The Company’s website remains www.delcath.com.

A copy of the press release announcing the Company’s move is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

No.	Description

10.1	Lease Agreement between Rockbay Capital Management, L.P. and the Company, dated as of July 9, 2007.

10.2	Consent of Master Landlord to the Sublease, dated August 21, 2007

99.1	Press Release dated August 30, 2007

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 30, 2007		DELCATH SYSTEMS, INC.

	By:	/s/ Paul M. Feinstein

Name: Paul M. Feinstein
Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Lease Agreement between Rockbay Capital Management, L.P. and the Company, dated as of July 9, 2007.

10.2	Consent of Master Landlord to the Sublease, dated August 21, 2007

99.1	Press Release dated August 30, 2007